UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2010

My Screen Mobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-20675	23-2932617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Yorkville Ave, Suite 300, Toronto, Ontario, Canada	M5R 1B9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 866-936-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers

Resignation of Principal Financial Officer.

On April 22, 2010, Bruce MacInnis, our Chief Financial Officer resigned effective May 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

My Screen Mobile, Inc.

By:	/s/ Maurizio Angelone
Maurizio Angelone, Chief Executive Officer

Date: April 28, 2010

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